UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2006


                            US GLOBAL NANOSPACE, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    000 - 23339                 13-3720542
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


        2533 North Carson Street, Suite 5107                   89706
                Carson City, Nevada
      (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (775) 841-3246

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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      This Form 8-K and other  reports filed by US Global  Nanospace,  Inc. (the
"Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 8.01 Other Events.

      On January 11, 2006, the Registrant learned that Everest International, Inc. ("Everest"), the owner of the Registrant's business facility in Arlington, Texas, filed a suit against the Registrant for breach of the Gross Lease Agreement dated April 28, 2003 (the "Lease") between West Harris Property, Inc. and the Registrant. The suit seeks damages for unpaid rent and late fees totaling $52,900. Additionally, the suit seeks payment of the rent specified in the Lease for the remainder of the Lease term, reduced to present worth, beginning from January 1, 2005 through the end of the lease term on May 31, 2006, plus interest, attorneys' fees and costs. The monthly rent due under the lease is $11,000. Since Everest filed the suit, Everest has received $12,500 against the balance owed. Everest is also in possession of an $11,000 security deposit paid by the Registrant upon execution of the Lease, which Everest may apply to any charges in default. The suit also names Julie Seaman, a director of the Registrant, as a defendant in her capacity as a personal guarantor of the Lease. The Registrant has contacted Everest and is seeking an amicable resolution of the matter.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          US GLOBAL NANOSPACE, INC.
                                                 (Registrant)


Date: January 18, 2005                    /s/ Carl Gruenler
                                          --------------------------------------
                                          Carl Gruenler,
                                          Chief Executive Officer